UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	January 20, 2010
(Date of earliest event reported)	January 18, 2010

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 18, 2010, ONEOK, Inc. announced it will present at the Credit Suisse Energy Summit on Wednesday, February 3, 2010, in Vail, Colorado.

John Gibson, president and chief executive officer of ONEOK, Inc., and chairman and chief executive officer of ONEOK Partners GP, L.L.C., our general partner, will present at the conference at 11:10 a.m. Mountain Standard Time (12:10 p.m. Central Standard Time).

The conference presentation will be webcast and will be accessible on ONEOK’s Web site, www.oneok.com.  A replay of the webcast will be archived for 30 days after the conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	January 20, 2010	By:	/s/ Curtis L. Dinan
Executive Vice President - Chief Financial Officer and Treasurer

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